EXHIBIT A-5

               Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

          Dated:  July 1, 1996


          WPG CORPORATE DEVELOPMENT     WPG PRIVATE EQUITY PARTNERS
          ASSOCIATES IV, L.P.      (OVERSEAS), L.P.


          By:  WPG PRIVATE EQUITY  By: /s/ Wesley W. Lang, Jr.
               PARTNERS, L.P.               Wesley W. Lang, Jr.,
               its sole general partner     Managing General Partner


          By:  /s/ Wesley W. Lang, Jr.
               Wesley W. Lang, Jr.,
               Managing General Partner


          WPG PRIVATE EQUITY PARTNERS, L.P.


          By:  /s/ Wesley W. Lang, Jr.  /s/ Wesley W. Lang, Jr.
               Wesley W. Lang, Jr.      Wesley W. Lang, Jr.
               Managing General Partner as attorney-in-fact
                              for Steven N. Hutchinson


          WPG CORPORATE DEVELOPMENT     /s/ Wesley W. Lang, Jr.
          ASSOCIATES IV            Wesley W. Lang, Jr.
          (OVERSEAS), L.P.

          By  WPG CDA IV (Overseas), Ltd.,
              general partner

                              WPG CDA IV (OVERSEAS), LTD.
          By:
               Brent R.W. Thomas, Director
                              By:
                                  Brent R.W. Thomas,
                                  Director

                                     EXHIBIT A-5

               Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

          Dated:  July 1, 1996


          WPG CORPORATE DEVELOPMENT     WPG PRIVATE EQUITY PARTNERS
          ASSOCIATES IV, L.P.      (OVERSEAS), L.P.


          By:  WPG PRIVATE EQUITY  By:
               PARTNERS, L.P.               Wesley W. Lang, Jr.,
               its sole general partner     Managing General Partner


          By:
               Wesley W. Lang, Jr.,
               Managing General Partner


          WPG PRIVATE EQUITY PARTNERS, L.P.


          By:
               Wesley W. Lang, Jr.      Wesley W. Lang, Jr.
               Managing General Partner as attorney-in-fact
                              for Steven N. Hutchinson


          WPG CORPORATE DEVELOPMENT
          ASSOCIATES IV
          (OVERSEAS), L.P.

          By  WPG CDA IV (Overseas), Ltd.,
              general partner

          By:  /s/ Brent R.W. Thomas
               Brent R.W. Thomas, Director

          WPG CDA IV (OVERSEAS), LTD.

          By:  /s/ Brent R.W. Thomas
              Brent R.W. Thomas,
               Director

                                     EXHIBIT A-5

               Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.



          Dated:  July 1, 1996



               /s/ Peter B. Pfister
               Peter B. Pfister



               /s/ Craig S. Whiting
               Craig S. Whiting



               /s/ Nora Kerppola
               Nora Kerppola

                                     EXHIBIT A-5

               Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

          Dated:  July 1, 1996


          GLENBROOK PARTNERS, L.P.

          By:  Prim Ventures, Inc.,
               its General Partner



          By:/s/ Peter Knapp
             Peter Knapp, Executive Vice President


          PRIM VENTURES, INC.



          By:/s/ Peter Knapp
             Peter Knapp, Executive Vice President

                                     EXHIBIT A-5

               Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth herein below.

          Dated:  July 1, 1996



          WESTPOOL INVESTMENT TRUST PLC



          By:/s/ Robert Rayne
             Robert Rayne, a Director